UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

Fulton Financial Corporation

(Exact name of registrant as specified in its charter)

PA	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Square

Lancaster, PA 17602

(Address of principal executive offices) (Zip Code)

(717) 291-2411

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC
Depositary Shares, Each Representing 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	FULTP	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Fulton Financial Corporation (“Fulton”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) on Tuesday, May 25, 2021. At the Annual Meeting, Fulton’s shareholders voted on the three matters described in the Proxy Statement, which consisted of:

(1)	ELECTION OF DIRECTORS. The election of fourteen (14) director nominees to serve for one-year terms;

(2)	EXECUTIVE COMPENSATION PROPOSAL. A non-binding say on pay (“Say-on-Pay”) resolution to approve the compensation of the named executive officers for 2020; and

(3)	RATIFICATION OF INDEPENDENT AUDITOR. The ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2021.

The number of votes cast ‘For’ or ‘Against’ at the Annual Meeting, as well as the number of abstentions and broker non-votes, as to each such matter, are set forth in the tables below. The percent voted ‘For’ in the tables below represents the number of votes cast ‘For’ as a percentage of the total number of votes cast ‘For’ and ‘Against.’

Proposal 1 - Election of Directors - The fourteen (14) director nominees named in the Proxy Statement were elected by Fulton’s shareholders at the Annual Meeting, as set forth below:

2021 Nominees	# Votes For	Voted For %	# Votes Against	# Votes Abstain	# Broker Non-Votes
Jennifer Craighead Carey	113,175,882	99.21%	904,387	1,315,342	17,757,975
Lisa Crutchfield	111,774,999	98.00%	2,285,018	1,335,594	17,757,975
Denise L. Devine	112,566,009	98.66%	1,530,367	1,299,235	17,757,975
Steven S. Etter	113,342,941	99.32%	772,032	1,280,638	17,757,975
Carlos E. Graupera	111,799,582	97.98%	2,310,639	1,285,390	17,757,975
George W. Hodges	112,383,401	98.47%	1,747,973	1,264,237	17,757,975
George K. Martin	113,289,707	99.28%	819,572	1,286,332	17,757,975
James R. Moxley III	112,676,416	98.79%	1,375,323	1,343,872	17,757,975
Curtis J. Myers	111,445,849	97.64%	2,692,513	1,257,249	17,757,975
Scott A. Synder	112,605,155	98.68%	1,511,312	1,279,144	17,757,975
Ronald H. Spair	113,326,930	99.32%	778,377	1,290,304	17,757,975
Mark F. Strauss	112,546,453	98.61%	1,590,730	1,258,428	17,757,975
Ernest J. Waters	113,268,432	99.24%	869,329	1,257,850	17,757,975
E. Philip Wenger	112,292,578	98.43%	1,796,909	1,306,124	17,757,975

Proposal 2 - Executive Compensation Proposal - The Say-on-Pay proposal included in the Proxy Statement was approved by Fulton’s shareholders at the Annual Meeting, as set forth below:

# Votes For	Votes For %	# Votes Against	# Votes Abstained	# Broker Non-Votes
109,893,360	97.17%	3,195,341	2,306,910	17,757,975

Proposal 3 - Ratification of Independent Auditor– The appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2021 was ratified by Fulton’s shareholders at the Annual Meeting, as set forth below:

# Votes For	Votes For %	# Votes Against	# Votes Abstained	# Broker Non-Votes
130,660,022	99.18%	1,085,962	1,407,602	0

Item 8.01 - Other Events.

On May 26, 2021, Fulton announced that George K. Martin was elected fill the Fulton Board of Directors seat vacated by retiring director Patrick Freer. The press release issued by Fulton containing the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	May 26, 2021 Fulton Press Release

104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fulton Financial Corporation
(Registrant)

Date: May 27, 2021	By:	/s/ Daniel R. Stolzer
Name: Daniel R. Stolzer
Title: Senior Executive Vice President and Chief Legal Officer